FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   June 18, 2001
                                                  --------------



                            China Food & Beverage Co.
                            -------------------------
             (Exact Name of registrant as specified in its charter)


         Nevada                         000-11734                87-0548148
         ------                         ---------                ----------
(State or other jurisdiction     (Commission File Number)      (I.R.S. Employ
    of incorporation)                                        Identification No.)


          240 West Madison Avenue, 7th Floor, New York, New York 10016
          ------------------------------------------------------------
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (877) 667-9377
                                                           --------------


                                 Non Applicable
                                 --------------

            8th West 38th Street, 9th Floor, New York, New York 10018
            ---------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 5:   OTHER EVENTS:
          -------------

The company announced that effective as of June 18, 2001, China Food & Beverage Co. entered into a cease-and-desist Order ("the Order"), along with its principal executive officer, with the Securities and Exchange Commission pursuant to section 21C of the Securities and Exchange Act of 1934. The Order instituting the cease-and-desist was entered by consent. A copy of the actual Order is attached.

EXHIBIT - Item 99:   SEC Cease-and-Desist Order.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            CHINA FOOD & BEVERAGE CO.



Date: June 29, 2001                     By: /s/ James A. Tilton
-------------------                     -----------------------
                                                James A. Tilton
                                                President





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